EXHIBIT (i)(2)

CONSENT OF COUNSEL

I consent to the incorporation by reference in this Post-Effective Amendment No. 129 to the Registration Statement of Calvert Management Series (1933 Act File No. 002-69565) of my opinion dated April 12, 2023 which was filed as Exhibit (i) to Post-Effective Amendment No. 124.

/s/ Michael Keane
Michael Keane, Esq.

April 28, 2025

Boston, Massachusetts

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